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REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.        A review of the Servicer’s activities during the calendar year 2024 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and

2.        To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2025

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

JP Morgan Chase Commercial Mortgage Securitization Corp.

Recipient Role	Deal Name	Series Number	PNC Role
Depositor	JP Morgan Commercial Mortgage Finance Corp.	Series 1999-C8	Master Servicer
Depositor	JP Morgan Commercial Mortgage Finance Corp.	Series 2000-C10	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2001-CIBC2	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP8	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP9	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC18	Master Servicer
Depositor Americold Portfolio whole loan	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP10	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP12	Primary Servicer
Primary Servicer on the Sawgrass Mills loan
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC20	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-C1	None
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2008-C2	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2011-C5	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C6	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C8	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-LC9	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C10	Master Servicer
Master Servicer of the West County Center loan under the JPMCC 2012-LC9 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2013-LC11                                                                                   Master Servicer

Master Servicer of the Legacy Place loan under the JPMBB 2013-C12 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2013-C12                                                                                     Master Servicer

Master Servicer of the IDS Center loan under the JPMCC 2013-C13 PSA.

Master Servicer and Special Servicer of the Southridge Mall loan under the JPMCC 2013-C14 PSA

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2013-C13                                                                                     Master Servicer

Master and Special Servicer of the SanTan Village loan under the JPMBB 2013-C14 PSA.

Master Servicer of the Americold Storage Portfolio loan under the JPMBB 2013-C12 PSA

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C14	Master and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C15	None

Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCCRE12 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2013-C16                                                                                     Special Servicer

Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.

Depositor                                                   JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2013-AVM                                                                                   Master and Special Servicer

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2013-C17                                                                                     None

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2014-C18                                                                                     Master Servicer

Master Servicer and Special Servicer of the Meadows Mall loan under the JPMBB 2013-C14 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2014-C19                                                                                     Special Servicer

Master Servicer of the Marriott Anaheim loan under the JPMBB 2014-C18 PSA.

Special Servicer of the Arundel Mills & Marketplace loan serviced under the MSBAM 2014-C15 PSA

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2014-C20                                                                                     None

Special Servicer of The Outlets at Orange, the Gumberg Retail Portfolio loans under the JPMBB 2014-C19 PSA.

Special Servicer of the Westminster Mall loan serviced under the JPMBB 2014-C21 PSA

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2014-C21                                                                                     Special Servicer

Master Servicer of the Miami International Mall and The Shops at Wiregrass loans under the JPMBB 2014-C18 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2014-C22                                                                                     None

Special Servicer of the Charlottesville Fashion Square loan under the JPMBB 2014-C21 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2014-C23                                                                                     None

Master Servicer of the Beverly Connection loan under the GSMS 2014-GC24 PSA.

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C26	Master and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C27	Master Servicer
Master and Special Servicer of The Outlet Shoppes of the Bluegrass loan under the JPMBB 2014-C26 PSA.
Depositor	JPM Houston Galleria Mall Trust 2015 HGLR	Series 2015-HGLR	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C28	None
Master Servicer of The Club Row Building and the Shaner Hotels Portfolio loans under the JPMBB 2015-C27 PSA. Special Servicer of the Houston Galleria loan under the HGMT 2015-HGLR TSA.

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C29	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-MAR7	Servicer and Special Servicer
Depositor	JPMC 2015-WPG	Series 2015-WPG	Special Servicer

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C30	None

Master and Special Servicer of the Sunbelt Portfolio loan under the JPMBB 2015-C31 PSA.

Special Servicer of the One City Centre and the Marriott-Pittsburgh loans under the JPMBB 2015-C29 PSA and of the Scottsdale Quarter loan under the JPM 2015-WPG PSA.

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C31	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C32	None
Master Servicer of the Civic Opera Building loan under the JPMBB 2015-C31 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-JP1	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-C1	Special Servicer

Special Servicer of the 7700 Parmer and The 9 loans under the JPMBB 2015-JP1 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2016-C2                                                                                       Special Servicer

Special Servicer of the Williamsburg Premium Outlets and the Hall Office Park A1/G1/G3 loans under the DBJPM 2016-C1 PSA.

Special Servicer of the Naples Grande Beach Resort loan under the JPMBB 2016-C1 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2016-JP2                                                                                      None

Master and Special Servicer of the 693 Fifth Avenue and the Center 21 loans under the DBJPM 2016-C3 PSA.

Special Servicer of the 100 East Pratt and Four Penn Center loans under the JPMDB 2016-C2 PSA.

Special Servicer of the Renaissance Providence Downtown Hotel loan under the DBJPM 2016-C1 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2016-JP3                                                                                      Master Servicer

Special Servicer of the Westfield San Francisco Centre loan under the DBPJM 2016-SFC TSA and of the 100 East Wisconsin Avenue loan under the JPMDB 2016-C4 PSA.

Master and Special Servicer on the 693 Fifth Avenue loan under the DBJPM 2016-C3 PSA.

Master Servicer of the Crocker Park Phase One & Two loan under the CGCMT 2016-C2 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2016-WIKI                                                                                   Servicer and Special Servicer

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2016-WPT MZB                                                                          Mezzanine Special Servicer

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2016-C4                                                                                       Special Servicer

Master and Special Servicer of the 693 Fifth Avenue loan under the DBJPM 2016-C3 PSA.

Master Servicer of the Salesforce Tower and 1 Kaiser Plaza loans under the JPMCC 2016-JP3 PSA.

Special Servicer of the Westfield San Francisco Centre loan under the DBJPM 2016-SFC TSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2016-JP4                                                                                      None

Master Servicer of the Salesforce Tower loan under the JPMCC 2016-JP3 PSA.

Master Servicer of the 80 Park Plaza loan under the CGCMT 2016-C3 PSA

Special Servicer of the Fresno Fashion Fair Mall loan under the JPMDB 2016-C4 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2017-JP5                                                                                      Master Servicer

Special Servicer of the Fresno Fashion Fair Mall loan under the JPMDB 2016-C4 PSA.

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-C5	None

Master and Special Servicer of the Summit Place Wisconsin loan under the CD 2017-CD3 PSA.

Master Servicer of the Dallas Design District and Landmark Square loans under the JPMCC 2017-JP5 PSA.

Master Servicer of the 350 Park Avenue loan under the VNDO 2016-350P TSA.

Master Servicer of the Uovo Art Storage loan under the CD 2017-CD4 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2017-JP6                                                                                      Master Servicer

Master Servicer and Special Servicer on the 211 Main Street and 740 Madison loans under the DBJPM 2017-C6 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2017-JP7                                                                                      None

Master and Special Servicer on the Starwood Capital Group Hotel, Gateway Net Lease Portfolio, and 211 Main Street loans under the DBJPM 2017-C6 PSA.

Special Servicer on the St. Luke's Office, Columbus Office Portfolio I and Alexandria Corporate Park loans under the CSAIL 2017-C8 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2017-STONE                                                                               Servicer and Special Servicer

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2017-M6MZ                                                                                Mezzanine Special Servicer

Depositor                                                                                JP Morgan Chase commercial Mortgage Securities Corp.                                                                                     Series 2017-C7                                                                                       Master and Special Servicer

Master and Special Servicer on the Starwood Capital Group Hotel Portfolio and Gateway Net Lease Portfolio loans under the DBJPM 2017-C6 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2018-B2                                                                                       None

Special Servicer on the Lehigh Valley Mall, and the 90 Hudson loans under the Benchmark 2018-B1 PSA.

Master Servicer on the Two Harbor Point Square loan under the CGCMT 2018-B2 PSA.

Master and Special Servicer on the Atrium Center and Marriott Charlotte City Center loans under the Benchmark 2018-B3 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2018-C8                                                                                       None

Master Servicer on the Dreamworks Campus loan under the UBS 2018-C9 PSA.

Master Servicer on the Fort Knox Executive Park loan under the CGCMT 2018-B2 PSA.

Special Servicer on the Lehigh Valley Mall loan under the Benchmark 2018-B1 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2018-B5                                                                                       Special Servicer

Special Servicer on the Radisson Blu Aqua Hotel loan under the Benchmark 2018-B1 PSA.

Special Servicer on the Overland Park Xchange loan under the Benchmark 2018-B6 PSA.

Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-MINN	Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-B8	Master Servicer

Special Servicer on the Moffett Towers II - Building 1 loan under the Benchmark 2018-B6 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Corp.                                                                                    Series 2019-COR4                                                                                  Master and Special Servicer

Master and Special Servicer on the CBBC Industrial Portfolio loan under the UBS 2018-C15 PSA.

Master and Special Servicer on the Grand Hyatt Seattle and Renaissance Seattle loans under the COMM 2017-COR2 PSA.

Depositor                                                                                J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON                                                              Series 2019-ICON                                                                                  Master Servicer

Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019- ICON UES	Series 2019-ICON UES	Master Servicer
Depositor	Benchmark 2019-B11 Mortgage Trust	Series 2019-B11	Master Servicer

Master Servicer of the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF TSA and the loans under the GSMS 2019-GC39 PSA (59 Maiden Lane, Arbor Hotel Portfolio, Moffett Towers II - Building V, and Lakeside Apartments)

Primary Servicer of the Heartland Dental Medical Office Portfolio loan under the WFCM 2019-C50 PSA, the 3 Columbus Circle loan under the BMARK 2019-B10 PSA

Master and Special Servicer of the SWVP Portfolio loan under the BBCMS 2019-C3 PSA and the 101 California loan under the CALI 2019-101C TSA and the 57 E 11th Street loan under the GSMS 2019-GC40 PSA

Depositor                                                                                JPMCC Commercial Mortgage Securities Trust 2019-COR5                                                                               Series 2019-COR5                                                                                  Master Servicer and Special Servicer

Master Servicer on the ICON Upper East Side Portfolio loan under the JPM 2019-ICON UES PSA, the ICON 18 (18 loans) loan under the JPM 2019-ICON PSA, and the Greenleaf at Howell loan under the BMARK 2019-B11 PSA.

Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.

Master and Special Servicer on the SWVP Portfolio loan under the BBCMS 2019-C3 PSA.

Depositor                                                                                JPMCC Commercial Mortgage Securities Trust 2019-PCC                                                                                  Series 2019-PCC                                                                                    Master & Special Servicer

Depositor                                                                                Benchmark 2019-B14 Mortgage Trust                                                                                                                   Series 2019-B14                                                                                     Master & Special Servicer

Master Servicer on the 900 & 990 Stewart Avenue loan, the Sunset North loan, and the City Hyde Park loan under the BMARK 2019-B13 PSA, and 180 Water loan under COMM 2019-GC44 PSA

Master and Special Servicer on the Innovation Park loan under the BMARK 2019-B15 PSA.

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA

Depositor                                                                                JPMDB Commercial Mortgage Securities Trust 2019-COR6                                                                               Series 2019-COR6                                                                                  Master & Special Servicer

Master and Special Servicer on the Hyde Park Multifamily Portfolio loan, the NOV Headquarters loan, the Hampton Road Office Portfolio loan, the Brooklyn Renaissance Plaza loan under the JPMCC 2019-COR5 PSA.

Master and Special Servicer on the Innovation Park loan under the BMARK 2019-B15 PSA, and on the Hilton Cincinnati Netherland Plaza loan under the BMARK 2019-B14 PSA.

Master Servicer on the Sunset North loan under the BMARK 2019-B13 PSA, and the Grand Canal Shoppes Loan under the MSC 2019-H7 PSA.

Depositor                                                                                JP Morgan Chase Commercial Mortgage Securities Trust 2019-EMBSY                                                            Series 2019-EMBSY                                                                              Master & Special Servicer

Depositor                                                                                Benchmark 2020-IG1 Mortgage Trust                                                                                                                   Series 2020-IG1                                                                                      Master and Special Servicer

Master Servicer on 560 Mission Street loan under Benchmark 2020-B16 PSA and Starwood Industrial Portfolio loan under GSMS 2020-GC45 PSA.

Master Servicer and Special Servicer on the F5 Tower loan under BBCMS 2020-C6 PSA and Southcenter Mall loan under the GSMS 2020-GC45 PSA, and on the Kings Plaza loan under the BMARK 2020-B17 PSA, and on the 1501 Broadway loan under the BMARK 2020-IG2 PSA

Depositor                                                                                J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-MKST                                                             Series 2020-MKST                                                                                 Servicer

Depositor                                                                                J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-ACE                                                                Series 2020-ACE                                                                                    Servicer

Depositor                                                                                Benchmark 2020-B17 Mortgage Trust                                                                                                                   Series 2020-B17                                                                                     Master and Special Servicer

Master Servicer on the 3500 Lacey loan under the Benchmark 2020-B16 PSA, The Westin Book Cadillac loan and Staples Headquarters loan under the CGCMT 2020-GC46 PSA, and on the Stonemont Net Lease Portfolio loan under the JPMCC 2020-NNN TSA.

Master Servicer and Special Servicer on the 1501 Broadway loan under the Benchmark 2020-IG2 PSA, the 3000 Post Oak loan under the BMARK 2020-B18 PSA, and the Alabama Hilton Portfolio loan under the Benchmark 2021-B27 PSA.

Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN	Series 2020-NNN	Servicer
Depositor	KKR Industrial Portfolio Trust 2020-AIP	Series 2020-AIP	Master Servicer
Depositor	JPMDB Commercial Mortgage Securities Trust 2020-COR7	Series 2020-COR7	Master and Special Servicer

Master and Special Servicer on the Hampton Roads Office Portfolio loan and the NOV Headquarters loan under the JPMCC 2019-COR5 PSA, the Los Angeles Leased Fee Portfolio loan under the JPMCC 2019-COR6 PSA

Master Servicer on the BX Industrial Portfolio loan under the BMARK 2020-IG3 PSA, the PCI Pharma Portfolio loan under the COMM 2019-GC44 PSA, and the Staples Headquarters and the Midland Atlantic Portfolio loans under the CGCMT 2020-GC46 PSA.

Master and Special Servicer on the Chase Center Tower I and the Chase Center Tower II loans under the Benchmark 2020-IG2 PSA, and the Apollo Education Group HQ Campus loan under the Benchmark 2020-B17 PSA.

Depositor                                                                                Merit 2020-HILL                                                                                                                                                    Series 2020-HILL                                                                                   Master Servicer

Depositor                                                                                Benchmark 2020-B20 Mortgage Trust                                                                                                                   Series 2020-B20                                                                                     Master and Special Servicer

Master Servicer on the Coleman Highline loan, the 333 South Wabash loan, the Redmond Town Center loan, the USAA Plano loan, and the Amazon Industrial Portfolio loan under the Benchmark 2020-B19 PSA

Master Servicer and Special Servicer on the Agellan Portfolio loan under the Benchmark 2020-B18 PSA.

Depositor                                                                                J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-609M                                                              Series 2020-609M                                                                                  Servicer and Special Servicer

Depositor                                                                                BMARK 2021-B24                                                                                                                                                Series 2021-B24                                                                                     Master Servicer

Master Servicer on the Phillips Point loan, the Pittock Block loan, the JW Marriott Nashville loan, The Village at Meridian loan, and the Millennium Corporate Park loan under the Benchmark 2021-B23 PSA.

Master and Special Servicer on the Willoughby Commons loan under the Benchmark 2020-B21 PSA.

Depositor                                                                                JPMC 2021-1440                                                                                                                                                    Series 2021-1440                                                                                    Servicer

Depositor                                                                                JPMC 2021-MHC                                                                                                                                                   Series 2021-MHC                                                                                   Master Servicer

Depositor                                                                                SFO 2021-555                                                                                                                                                        Series 2021-555                                                                                      Servicer

Depositor                                                                                BMARK 2021-B28                                                                                                                                                Series 2021-B28                                                                                     Master and Special Servicer

Master and Special Servicer on the Colonnade Corporate Center and the 4500 Academy Road Distribution Center loans under the BMARK 2021-B27 PSA

Special Servicer on the One SoHo Square loan under the SOHO 2021-SOHO TSA.

Master Servicer on the Watermark Tempe loan and the 2 Washington loan under the Benchmark 2021-B29 PSA and the Huntsville Office Portfolio loan under the 3650R 2021-PF1 PSA

Depositor	JPMCC 2021-1MEM	Series 2021-1MEM	Servicer
Depositor	JPMCC 2021-NYAH MZ	Series 2021-NYAH MZ	Mezzanine Special Servicer
Depositor	NYO 2021-1290	Series 2021-1290	Servicer
Depositor	JPMC 2021-HTL5	Series 2021-HTL5	Servicer

Depositor                                                                                BMARK 2022-B32                                                                                                                                                Series 2022-B32                                                                                     Master Servicer

Master Servicer on the Novo Nordisk HQ, Nyberg Portfolio, Sara Lee Portfolio, and Charcuterie Artisans SLB loans under the BMARK 2021-B31 PSA.

Master and Special Servicer on the ExchangeRight Net Leased Portfolio #53 loan under the BMARK 2022-B33 PSA.

Depositor                                                                                JPMC 2022-ACB                                                                                                                                                   Series 2022-ACB                                                                                    Master and Special Servicer

Depositor                                                                                JPMC 2022-NLP                                                                                                                                                    Series 2022-NLP                                                                                    Servicer

Depositor                                                                                BMARK 2022-B36                                                                                                                                                Series 2022-B36                                                                                     Master and Special Servicer

Master Servicer of the 79 Fifth Avenue loan and the Yorkshire & Lexington Towers loan under CGCMT 2022-GC48 PSA and on The Lion Building loan under BMO 2022-C2 PSA

Depositor                                                                                BX 2022-GPA                                                                                                                                                        Series 2022-GPA                                                                                    Special Servicer

Depositor                                                                                JPMC 2022-CGSS                                                                                                                                                  Series 2022-CGSS                                                                                  Servicer

Depositor                                                                                BMARK 2023-B40                                                                                                                                                Series 2023-B40                                                                                     Master Servicer

Master Servicer on the Sugar Land Town Square and Philadelphia Marriott Downtown loans under the BBCMS 2023-5C23 PSA and on the Outlet Shoppes at Atlanta loan under the BBCMS 2023-C22 PSA.

Primary Servicer on the Nvidia Santa Clara loan under the BANK5 2023-5YR4 PSA

Depositor                                                                                BANK5 2024-5YR6                                                                                                                                               Series 2024-5YR6                                                                                  Primary Servicer

Master Servicer on the Casa Cipriani loan under the BMARK 2024-V6 PSA and on the Western Digital Milpitas Campus and Staten Island Mall loans under the BBCMS 2024-5C25 PSA.

Master Servicer on the Galleria at Tyler loan under the BANK5 2024-5YR6 PSA and Primary Servicer of the Jordan Creek Town Center loan under the BANK5 2024-5YR6 PSA.

Depositor                                                                                EQT 2024-EXTR                                                                                                                                                   Series 2024-EXTR                                                                                 Servicer

Depositor                                                                                BANK5 2024-5YR9                                                                                                                                               Series 2024-5YR9                                                                                  Special Servicer

Master Servicer of the Bronx Terminal Market and Culver Steps loans under the BMARK 2024-V10 PSA.

Depositor                                                                                BANK5 2024-5YR9                                                                                                                                               Series 2024-5YR9                                                                                  Primary Servicer

Master Servicer of the Bronx Terminal Market and Culver Steps loans under the BMARK 2024-V10 PSA.

Depositor	ARES 2024-IND2	Series 2024-IND2	Servicer
Depositor	HIH 2024-61P	Series 2024-61P	Special Servicer
Depositor	JW 2024-BERY	Series 2024-BERY	Servicer
Depositor	VEGAS 2024-TI	Series 2024-TI	Servicer and Special Servicer
Depositor	MCR 2024-HF1	Series 2024-HF1	Special Servicer
Depositor	VEGAS 2024-GCS	Series 2024-GCS	Servicer